SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                       November 26, 1997
Date of Report (Date of earliest event reported) ______________________________


                  DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

            1-13088                                          65-0014636
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    (Commission File Number)                   (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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         (Address of principal executive offices)                     (Zip Code)


                                                               (972) 248-1922
  Registrant's telephone number, including area code __________________________-



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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.


On November 26, 1997, the Registrant announced that its shareholders had approved a one-for-ten reverse split of the Common Stock and its Board of Directors had decided to cancel the previously announced plan to issue Class A and B Warrants as a dividend to existing stockholders. The full text of the news release announcing this event is included in exhibit 99 attached hereto.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION



                           By:  /s/ Kevin B. Halter
                                --------------------------------------
                                Kevin B. Halter, Chairman of the Board


Dated:  November 26, 1997

                                  EXHIBIT INDEX




Exhibit
Number


99 News Release of Registrant dated November 26, 1997: "Digital Communications Technology Corporation Consolidates Operations"

FOR IMMEDIATE RELEASE

CONTACT: Adrreinne Beam, Director, Investor Relations (972) 248-1922

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Digital Communications Technology Corporation
16910 Dallas Parkway - Suite 100 - Dallas, Texas 75248

                                                                    NEWS RELEASE


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PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACT: Adrienne Beam, Director, Investor Relations (972)248-1922

DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION
16910 Dallas Parkway-Suite 100-Dallas. Texas 75248



DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION ANNOUNCES REVERSE SPLIT AND TERMINATION OF WARRANT DIVIDEND.

DALLAS, TEXAS - November 26, 1997 - Digital Communications Technology Corporation announced today that the previously announced 1 for 10 reverse split of the Company common stock has been approved by the Company's shareholders and will be effective as of Tuesday, December 9, 1997. No fractional shares will be issued. In lieu, fractional shares will be rounded up to one full share. Letters of transmittal will be mailed to shareholders on or about the effective date

The Company further announced that its previously announced plan to issue Class A and Class B Warrants as a dividend to shareholders has been terminated due to market conditions.